Exhibit 10.9

English Translation

Agreement on Changing the Contracting Party of Sales and

Purchase Contract of Polysilicon

Party A: Zhejiang Yuhui Solar Energy Source Co., Ltd.

Address: No. 8, Baoqun Road, Yaozhuang Town, Jiashan, Zhejiang

Tel: 0573-84773058, Fax: 0573-84773383

Party B: Daqo New Material Co., Ltd.

Address: Wanzhou Salt and Gas Chemical Industrial Park of Chongqing

Tel: 023-64866666, Fax: 023-64846688

Party C: Chongqing Daqo New Energy Co., Ltd.

Address: Wanzhou Salt and Gas Chemical Industrial Park of Chongqing

Tel: 023-64866666, Fax: 023-64846688

Party A and Party B entered into the Sales and Purchase Contract of Polysilicon (Contract No.:2007007) on October 31, 2007, and later entered into the Supplementary Agreement to Sales and Purchase Contract of Polysilicon (Contract No.:2007007-02) on December 5, 2008. Since the performing party has changed during performance of the contract, Party A, Party B and Party C reach the following through negotiation:

I. All parties agree to change Party B in the two aforesaid contracts between Party A and Party B from Daqo New Material Co., Ltd. into Party C of this Agreement, Chongqing Daqo New Energy Co., Ltd.

II. Other terms and conditions of the two original contracts shall remain unchanged, unless otherwise agreed in this Agreement.

III. Upon change of a contracting party, the rights and obligations under Sales and Purchase Contract of Polysilicon (Contract No.:2007007) and Supplementary Agreement to Sales and Purchase Contract of Polysilicon (No.:2007007-02) shall be continuously performed by Party A and Party C. The performance made by Party C on behalf of Party B is acknowledged by all parties and regarded as the performance made by Party B, no party raises any objection in this regard.

IV. This agreement shall take effect upon being signed and affixed with seal by the three parties.

V. Disputes arising from interpretation or performance thereof and hereof shall be settled by all parties through friendly negotiation.

Party A (Seal)

Seal: Zhejiang Yuhui Solar Energy Source Co., Ltd.

December 11, 2008

Party B: (Seal)

Seal: Daqo New Material Co., Ltd.

December 11, 2008

Party C: (Seal)

Seal: Chongqing Daqo New Energy Co., Ltd.

December 11, 2008

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